Exhibit 10.1


                               TELUS CORPORATION
                          MANAGEMENT SHARE OPTION PLAN
                     as amended and restated February 2005


                                   ARTICLE 1
                                PURPOSE OF PLAN

1.1 The purpose of the Plan is to assist officers and designated employees of the Company and its Subsidiaries to participate in the growth and development of the Company and its Subsidiaries by providing such persons with the opportunity, through share options and other rights with respect to compensation to: acquire an increased proprietary interest in the Company;
align shareholders' and employees interests; and provide incentive compensation to such persons based on the appreciation in the value of the Shares of the Company.


                                   ARTICLE 2
                                 DEFINED TERMS

              Where used herein, the following terms shall have the following meanings, respectively:

2.1      "Board" means the board of directors of the Company;

2.2 "Business Day" means any day, other than a Saturday or a Sunday, on which the Stock Exchange is open for trading;

2.3 "Cash Amount" means the dollar amount obtained by multiplying any fraction obtained under the calculation of the Substituted Right by the Current Market Price;

2.4 "Committee" means the Human Resources and Compensation Committee of the Board;

2.5 "Common Shares" mean the Common Shares without par value in the capital of the Company or, in the event of any adjustment as provided in Article 7 hereof, such shares or securities as a person shall be entitled to or provided with herein;

2.6 "Company" means TELUS Corporation, and includes any successor corporation thereto;

2.7 "Current Market Price" means the Market Price of the Shares under the Option Exchanged on the date of exercise of the Option

2.8      "Director" means a member of the Board;

2.9      "Effective Date" means March 10, 1999;

2.10 "Eligible Person" means any officer or designated employee of the Company or any officer or designated employee of any Subsidiary;

2.11 "Exercise Date" means the Business Day on which the Company through the Corporate Secretary of the Company receives (i) notice of an exercise of an Option or (ii) if an Option Purchase Right has been granted or issued, the Option Purchase Notice; provided that if the notice of exercise or Option Purchase Notice is received on a day which is not a Business Day, the Exercise Date shall be the next Business Day following the receipt of such notice of exercise or Option Purchase Notice;

2.12 "Grant Date" means, with respect to an Option, the date on which any Option is approved by the Board for grant hereunder;

2.13 "insider" shall have the meaning as defined in the Securities Act (Ontario), as such provision is from time to time amended, varied or re-enacted;

2.14 "Market Price" in respect of a Share means the weighted average price per Share at which the Shares of that class trade on the Stock Exchange (or if such Shares are not then listed and posted for trading on the Stock Exchange, on such stock exchange on which such Shares are listed and posted for trading as may be selected for such purpose by the Committee) on the last Business Day preceding the date on which the Market Price is calculated thereon;

2.15 "Non-Voting Shares" means the Non-Voting Shares without par value in the capital of the Company, or in the event of any adjustment as provided in
Article 7 hereof, such shares or securities as a person shall be entitled to or provided with herein;

2.16 "Option" means the irrevocable option to purchase Common Shares or Non-Voting granted under the Plan;

2.17     "Option Exchanged" has the meaning set forth in Section 6.3;

2.18 "Option Price" means in respect of a Common Share or a Non-Voting Share either: (i) the Market Price on the Grant Date, or (ii) the price as determined by the applicable Committee at the grant of the Option which shall be not be less than the Market Price determined in (i);

2.19     "Option Purchase Notice" shall have the meaning as set forth in Section
6.2 hereof;

2.20 "Option Purchase Price" means in respect of a Common Share with respect to which an Option Purchase Notice is given, the Market Price of the Common Shares on the Exercise Date of the Option Purchase Notice;

2.21 "Option Purchase Right" means the right granted at the time of the grant of an Option entitling that Optionee to issue an Option Purchase Notice with respect to that Option;

2.22     "Optionee" means a person to whom an Option has been granted;

2.23 "Overriding Notice" shall have the meaning as set forth in Section 6.2 hereof;

2.24 "Plan" means the TELUS Management Share Option Plan, as embodied herein, as the same may be amended, restated or varied from time to time. The Plan was formerly the TELUS Share Option and Compensation Plan (the "Original Plan") which plan was amended on February 16, 2005 to delete the Director's share option and compensation provisions therefrom and restate those provisions as the Directors Share Option and Compensation Plan, and to rename the Original Plan, the TELUS Management Share Option Plan;

2.25 "Plan Administrator" means the administrator of the Plan as established pursuant to Section 9.1 hereof;

2.26 "Shares" means the Common Shares or Non-Voting Shares, as the case may be;

2.27     "Stock Exchange" means the Toronto Stock Exchange;

2.28 "Subsidiary" means any corporation that is a subsidiary of the Company (as such term is defined in the Business Corporations Act (British Columbia), as such provision is from time to time amended, varied or reenacted) and includes any joint venture or partnership which is directly or indirectly, controlled by the Company.

2.29 "Substituted Right" means the right which will entitle the Optionee to acquire on the deemed exercise of the right, the number of Shares obtained by multiplying (i) the number of Shares under the Options Exchanged by (ii) the difference between the Current Market Price minus the Exercise Price of the Option, divided by the Current Market Price.

                                   ARTICLE 3
                                   AUTHORITY

3.1 Within the limitations set forth in the Plan and subject as hereinafter provided, the Board is authorized to provide for the grant of Options, all on such terms (which may vary as between Options) as hereinafter determined, and to issue Common Shares and Non-Voting Shares hereunder in the manner provided herein.

3.2 The Committee has been delegated the power by the Board, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan with respect to Options granted to Eligible Persons under Article 5 hereof:

         3.2.1 to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

         3.2.2 to interpret and construe the Plan and to determine all policy questions arising out of the Plan and any Option granted pursuant to the Plan, and any such interpretation, construction or termination made by the Committee shall be final, binding and conclusive on the Company and the Optionee for all purposes;

         3.2.3 to determine to which Eligible Persons, Options are to be granted, including the determination of designated employees;

         3.2.4 to determine the class or number of Shares covered by each Option at the time of grant which, unless otherwise determined, shall be one Share for each Option granted;

         3.2.5      to determine the Option Price;

         3.2.6 to determine, at the time of grant, when Options will be granted, vest and be exercisable (including any performance targets or thresholds relating to vesting or exercise rights);

         3.2.7 to determine if the Shares that are subject to an Option will be subject to any restrictions upon the exercise of such Option, including the term of any Option and vesting of any Option;

         3.2.8 to determine such other matters as are provided for herein and not specifically requiring the approval of the Board; and

         3.2.9 to prescribe the form of the instruments relating to the grant, exercise and other terms of Options.

                                    ARTICLE 4
                             SHARES SUBJECT TO PLAN

4.1 Options may be granted in respect of authorized and unissued Shares as hereinafter provided. There are hereby reserved for issuance pursuant to the Plan the following Shares:

     (a) up to 2,740,594 Common Shares for all Options granted before January 1, 2001; and
     (b) up to 24,000,000 Non-Voting Shares for all Options which may be granted on or after January 1, 2001.

All Common Shares and Non-Voting Shares reserved for issuance hereunder with respect to which a maximum is established are subject to adjustment pursuant to the provisions of Article 7 hereof. The prescribed number of Non-Voting Shares reserved hereunder in the aggregate for Options may be increased by the Board subject to any applicable securities laws, the rules and regulations of any stock exchange on which the Non-Voting Shares are listed and the approval of the holders of Common Shares.

4.2 To the extent permitted by any stock exchange on which the Shares are listed, Shares in respect of which Options are not exercised and which are cancelled shall be available for the grant of subsequent Options under the Plan or the issuance of further Shares from treasury under the Plan. Notwithstanding the foregoing, no further Options for Common Shares shall be granted under the Plan on and after January 1, 2001. No fractional Shares may be purchased or issued under the Plan.

4.3 In no event may the term of an Option exceed ten (10) years from the Grant Date of the Option.

4.4 Notwithstanding the foregoing, any Option shall become exercisable to its full extent upon a resolution of the Board to that effect, which resolution may be enacted for any reason determined by the Board, including a determination there has been a change of control of the Company or that there is an anticipated change of control of the Company, which in the opinion of the Board warrants such determination.

4.5 The total number of Shares to be optioned to any Optionee under this Plan, together with any Shares reserved for issuance under any other option or security based compensation plans for employees of the Company or any Subsidiary to such Optionee for Shares of the Company, shall not exceed 5% of the issued and outstanding Shares at the Grant Date of the Option.

4.6 Notwithstanding any other provisions hereof, the majority of any Options granted under the Plan shall not be granted to insiders of the Company and the total number of Shares issuable to insiders under the Plan, together with Shares issuable to insiders under all other security based compensation plans, shall not exceed 10% of the issued and outstanding Shares.

4.7 An Option is personal to the Optionee and is non-assignable other than by will or by the applicable laws of succession and devolution.


                                    ARTICLE 5
                         ELIGIBILITY, GRANT AND TERMS OF
                        EMPLOYEE OPTIONS AND TERMINATION

5.1      Options under this Article 5 may be granted to Eligible Persons.

5.2 Options may be granted, based on such recommendations of the Committee to the Board following receipt by the Committee of advice from the Chief Executive Officer of the Company or with respect to designated employees who are not executives as advised by the Executive Vice-President, Human Resources of the Company or such other person designated by the Committee.

5.3      Subject as herein and as otherwise specifically provided for in this
Article 5, the number of Shares subject to each Option, the Option Price, the expiration date of each Option, the vesting rights with respect to the Option or the extent to which each Option is exercisable from time to time during the term of the Option (including any performance targets or thresholds relating to vesting or exercise rights) and other terms and conditions relating to each such Option shall be determined by the Committee at the time of grant; provided, however, that if no specific determination is made with respect to any of the following matters, each Option shall, subject to any other specific provisions of the Plan, contain the following terms and conditions:

         5.3.1 the Option Price shall be the price as determined pursuant to subparagraph (i) of Section 2.15 hereof;

         5.3.2.1 for Options granted prior to December 10, 2002, the period during which an Option shall be exercised shall be ten (10) years from the Grant Date of the Option;

         5.3.2.2 for Options granted on or after December 10, 2002, the period during which an Option shall be exercisable shall be seven (7) years from the Grant Date of the Option;

         5.3.3.1 for Options granted prior to February 10, 2004, the Optionee may take up and pay for not more than 33 1/3"% of the Shares covered by the Option on and after the expiration of each 12-month period from the Grant Date, so that 100% of the Shares covered by any Option shall be exercisable on and after the third anniversary of the Grant Date; provided, however, that if the number of Shares taken up under the Option during any such 12-month period is less than 33xxxx% of the Shares covered by the Option, the Optionee shall have the right, at any time or from time to time during the remainder of the term of the Option, to purchase such number of Shares subject to the Employee Option that were purchasable, but not purchased by him or her during such 12-month period; and

         5.3.3.2 for Options granted on or after February 10, 2004, the Options shall vest and be exerciseable as to 100% on and after the third anniversary of the Grant Date.

5.4 Subject to Section 5.5 hereof and to any subsequent resolution passed by the Board with respect to any Options, an Option, including all rights to purchase Shares pursuant thereto or acquire the appreciated value of Common Shares if an Option Purchase Right has been granted to the Optionee, if any, shall expire and terminate immediately upon the Optionee ceasing to be an officer or employee of the Company or an officer or employee of any Subsidiary.

5.5 If before the expiry of an Option in accordance with the terms thereof, the employment of the Optionee by the Company or any Subsidiary shall terminate or cease and the Optionee shall cease to be an officer or an employee of the Company or any Subsidiary the following shall apply:

         5.5.1 if the Optionee shall cease to be an employee or officer of the Company or a Subsidiary by reason of a voluntary termination, other than normal retirement or permanent disability (such date of termination herein being called the "voluntary termination date"), all Options held by such Optionee, whether exercisable or unexercisable at the voluntary termination date, shall be terminated and cease to be exercisable on and after the voluntary termination date unless such other period shall be granted subject to the terms hereof as determined by the Committee;

         5.5.2 if the Optionee shall cease to be an employee or officer of the Company or a Subsidiary by reason of normal retirement (such date of retirement herein being called the "retirement date"), all Options held by such Optionee, whether exercisable or unexercisable at the retirement date shall be exercisable on and after the retirement date for the remaining term of the Options as granted;

         5.5.3 if the Optionee shall cease to be an officer or employee of the Company or a Subsidiary by reason of permanent disability (such date at which time the Optionee is determined to be disabled being called the "disability date"), all Options held by such Optionee, whether exercisable or unexercisable at the disability date shall be exercisable on and after the disability date for the remaining term of the Options as granted;

         5.5.4 if the Optionee shall cease to be an employee or officer of the Company or a Subsidiary by reason of termination by the Company or a Subsidiary without just cause (the date of the giving of notice of termination herein being called the "termination date"), all Options held by such Optionee, which are exercisable at the termination date shall be exercisable on and after the termination date and for a period of 90 days thereafter and all such Options held by such Optionee, which are unexercisable at the termination date shall be terminated and shall cease to be exercisable on or after the termination date, unless otherwise determined by the Committee, subject to the terms hereof;

         5.5.5 if the Optionee shall cease to be an employee or officer of the Company or a Subsidiary by reason of termination by the Company or a Subsidiary with just cause (such date of termination being herein called the "termination date"), all Options held by such Optionee, whether exercisable or unexercisable at the termination date shall be terminated and shall cease to be exercisable on and after the termination date;

         5.5.6 if the Optionee, including an Optionee who has ceased to be an officer or employee of the Company or a Subsidiary, shall die, all Options held by such Optionee, which are exercisable at the date of death, or which become exercisable within a period of 12 months from the date of death, shall be exercisable on and after the date of death, by the legal personal representative(s) of the estate of the Optionee, subject to the terms of the Plan, during a period of the earlier of 12 months following the date of death, or the expiry of the Option. All Options held by such Optionee, which are not exercisable within such term shall be terminated.

5.6      For the purpose hereof:

         5.6.1 "normal retirement" shall occur where the employee or officer is entitled to full or early retirement benefits under the pension plan of the Company or its Subsidiaries to which such employee or officer is entitled to receive a pension unless otherwise determined by the Company;

         5.6.2 "permanent disability" shall occur when the Optionee is determined, by the appropriate authority under the applicable disability plan under which the Optionee is entitled to benefits, based on medical evidence to have virtually no potential to return to work at the Company or any of its Subsidiaries by reason of a severe permanent physical or mental condition; and

         5.6.3 "just cause" means conduct of the officer or employee that is finally determined (after all rights of appeal have been exhausted or have expired) by a court of competent jurisdiction to be, or is agreed in writing by the officer or employee to be, conduct entitling the Company or a Subsidiary to terminate such officer's or employee's employment without any notice or compensation in lieu of notice.

5.7 Options shall not be affected by any change of employment of the Optionee or by the Optionee ceasing to be an officer where the Optionee continues to be employed by the Company or any Subsidiary, unless the Optionee shall also cease to be an employee.


                                    ARTICLE 6
                               EXERCISE OF OPTIONS

6.1 Subject to the provisions of the Plan, Options to purchase Shares, may be exercised from time to time, within the period in which they are exercisable by delivery to the Company of a written notice of exercise addressed to the Corporate Secretary of the Company at its registered office or such other address as the Corporate Secretary shall advise all Optionees in writing, specifying the class and the number of Shares with respect to which the Options are being exercised. Payment of the applicable Option Price of the Shares to be purchased shall be made in the manner prescribed by the Company. When requested, certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such notice and payment. The Optionee shall pay all or such portion (as determined by the Company from time to time) of the administrative costs incurred by the Company in facilitating the exercise of the Options hereunder.

6.2 Notwithstanding the foregoing or any other provisions of the Plan if with respect to an Option granted before January 1, 2001 the Optionee was granted an Option Purchase Right, that Optionee shall have the right, by written notice (the "Option Purchase Notice") exercisable at the time that an Option may be exercised, requesting that the Company purchase from the Optionee all or any part of the vested Options held by the Optionee as specified in the Option Purchase Notice at a price equal to the difference between the Option Purchase Price and the Option Price for those Options. Upon any repurchase hereunder the number of Shares represented by the Option or Option Purchase Right, for the purpose of the Plan, shall be cancelled and may not be eligible for the further grant of an Option hereunder. Notwithstanding the foregoing the Company shall have the right by written notice to the Optionee (the "Overriding Notice") to override all or any part of the Option Purchase Notice and require the Optionee to exercise the Option and acquire the Common Shares for which the Company has given the Overriding Notice. For greater certainty, no Option Purchase Rights shall be granted to any Optionee under any Options on or after January 1, 2001.

6.3 Notwithstanding the provisions of Section 6.1, upon receipt by the Company of a notice of exercise of any Option or Options, the Company may elect to determine that the Options so exercised are exchanged (the "Options Exchanged") for a Substituted Right, which shall be deemed to have been exercised by the notice of exercise. The Options Exchanged shall be terminated upon such exchange and the Optionee shall have no further rights thereunder. The Company shall issue to the Optionee, in consideration of the exchange and termination of the Options Exchanged the number of whole Common Shares or Non-Voting Shares, as the case may be, that the Optionee is entitled to for the Substituted Right, together with the Cash Amount, if any. Upon the termination of the Options Exchanged, the number of Shares equal to the difference between
(i) the number of Shares the Optionee is entitled to under the Options Exchanged and (ii) the number of Shares issued for that Substituted Right shall be added back to the reservation of the Non-Voting Shares or Common Shares, as the case may be, under the Plan and are available for the grant of subsequent Options under the Plan. No fractional Shares will be issued pursuant to any Substituted Right and the Optionee will be paid the Cash Amount therefore. Share certificates will be issued and delivered in the manner provided in Section 6.1 of the Plan. This Section shall apply to an option granted under this Plan unless, in the terms of the documentation of such option, including amendments, this Section is specified not to apply. Any such specification shall be effective as of the later of the grant of such option and the effective date of the amendment of the Plan to add this Section 6.3

                                    ARTICLE 7
                         GENERAL AND CERTAIN ADJUSTMENTS

7.1 Notwithstanding any of the provisions contained in the Plan or in any Option, the Company's obligation to issue Shares to an Optionee pursuant to the exercise of an Option or as permitted under the Plan shall be subject to:

         7.1.1 completion of such registration or other qualification of such Shares issuable under all Options or obtaining approval of such governmental authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

         7.1.2 the Company being satisfied that the issuance of Shares on exercise of an Option will be in compliance with the applicable laws of Canada or any province thereof or if necessary, with the applicable laws of the United States, or any state thereof;

         7.1.3 the Company being satisfied that upon the issuance of Common Shares hereunder the Company will continue to be in compliance with the Canadian Telecommunications Common Carrier Ownership and Control Regulations pursuant to the Telecommunications Act or any other regulation applicable to the Company and its Subsidiaries with respect to the holding of voting or equity shares by persons who are non-Canadian;

         7.1.4 the admission of such Shares to listing on any stock exchange on which the Shares may then be listed; and

         7.1.5 the receipt from the Optionee of such representations, agreements and undertakings, including as to future dealings in such Shares, as the Company or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In this connection the Company shall, to the extent necessary, take all reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which the such Shares are then listed.

7.2 Appropriate adjustments in the number of Shares subject to the Plan, as regards Options granted or to be granted in the number of Shares or the classification of the Shares optioned, in the applicable Option Price, shall be made by the Board to give effect to adjustments in the number of Shares or the classification of the Shares resulting from subdivisions, consolidations or reclassifications of the applicable class of Shares of the Company, the payment of stock dividends by the Company (other than dividends in the ordinary course paid on a regular dividend payment date including any stock dividends which may be paid in lieu of regular cash dividends) or other relevant changes in the capital of the Company. In the event that the Company is reorganized, merged, consolidated or amalgamated with another corporation, the Board shall make such provisions as it sees fit for the continuance of Options outstanding under the Plan and to prevent their dilution or enlargement.

                                    ARTICLE 8
                       AMENDMENT OR DISCONTINUANCE OF PLAN

8.1

(a) The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may, without the consent of the Optionee, alter or impair any Option previously granted to an Optionee under the Plan unless such alteration is not prejudicial to any Option previously granted.

(b) Without the approval of the holders of Common Shares, the Board may make amendments to the Plan or any Options as follows:

         (i) any change in the vesting provisions of any Option, or under the Plan;

         (ii) any extension of the time at which an Option terminates pursuant to the terms of the Plan, provided that any extension of the termination date is not beyond the original expiration date of the Option;

         (iii) the addition of an exercise feature to any Options which provides for the Company to pay an amount in cash or issue securities of the Company, without receiving the Option Price, and which provides for the deduction of all of the Shares underlying that Option from the reserve of Shares available for the subsequent grant of Options under the Plan; and

         (iv) any amendment required to bring the Plan into compliance with the Jobs Creation Act 2004 of the United States of America.

         To the extent that the Plan provides that any of such rights of amendment may be exercised by the Committee, the Committee shall have such rights as specifically set forth in the Plan.

(c) Only with the approval of the holders of the Common Shares, obtained in the manner required by the Stock Exchange or any other stock exchange on which the Shares are listed, the Board, subject to Section 8.1(a), may make any material amendments to the Plan or any Options granted which material amendments shall include:

         (i) any increase in the number of Shares reserved for the grant of Options under the Plan;

         (ii) any change to the eligible participants which would have the potential of broadening or increasing the participation by insiders;

         (iii) the addition of any form of financial assistance or any amendment to any financial assistance provided under the Plan with respect to the exercise of Options, which is more favourable to Optionees;

         (iv) the addition of an exercise feature to any Options, which provides for the Company to pay an amount in cash or issue securities, without receiving the Option Price, and which does not provide for the deduction of all of the Shares underlying that Option from the reserve of Shares available for subsequent grant under the Plan;

         (v) the addition of a deferred or restricted share unit or any other provision which results in an Optionee receiving Shares issued by the Company, while no cash consideration is received by the Company;

         (vi) a material change in the method of determining the Exercise Price of Options;

         (vii) the addition of any right permitting the change of the Exercise Price of any Options outstanding; or

         (viii) an expansion of the type of awards available under the Plan in a material manner.

(d) Notwithstanding the foregoing, the prior approval, if any, of the Stock Exchange and any other stock exchange on which Shares are listed, to any amendment to the Plan shall be required in accordance with the rules of such applicable stock exchange. All amendments to the Plan shall be in compliance with all regulatory requirements applicable thereto.

                                    ARTICLE 9
                                 ADMINISTRATION

9.1 To the extent permitted by law, the Committee may, from time to time, delegate the day-to-day administration of the Plan to a Plan Administrator (as hereinafter defined) on such terms and conditions as such Committee considers appropriate. "Plan Administrator" shall mean a person or company (which may be management of the Company, a trust company or other qualified third party or individual) appointed by the Committee to act as administrator of the Plan for the benefit of persons thereunder. The Plan Administrator shall have such administrative responsibilities as the Committee shall specify, including the maintenance of accounts, and reporting to persons thereunder. The Committee and the Plan Administrator shall exercise any powers delegated to them hereunder or as contemplated herein in the manner and on the terms authorized and any decision made or action taken by the Committee or the Plan Administrator, as the case may be, arising out of or in connection with the administration or interpretation of the Plan in this context shall be final and conclusive, subject only to the overriding discretion of the Board with respect to the Plan and the administration thereof.

9.2 Whenever the Board or a Committee is to exercise discretion in the administration of the terms and conditions of the Plan or any determinations or approvals contemplated in the Plan, the term "discretion" shall mean the sole and absolute discretion of the Board or the Committee, as the case may be.

9.3 All actions and determinations (including all omissions with respect to the foregoing) which are taken or made in good faith by the Board or, by the Committee or the Plan Administrator, shall not subject any members of the Board or the Committee, or the Plan Administrator to any liability whatsoever to any person hereunder or their beneficiaries and legal representatives.

9.4 All costs and expenses of the administration of this Plan including those of the Purchasing Agent shall be borne by the Company.


                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

10.1 The holder of an Option shall not have any rights as a holder of the applicable Shares with respect to any of the Shares covered by such Option until such holder shall have exercised such Option in accordance with the terms of the Plan (including tendering payment in full of the Option Price of the Shares in respect of which the Option is being exercised in the manner required by the Company) and the Company shall issue such Shares to the Optionee in accordance with the terms of the Plan in those circumstances.

10.2 Nothing in the Plan or any Option shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or affect in any way the right of the Company or any such Subsidiary to terminate his or her employment at any time; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Company or any such Subsidiary, to extend the employment of any Optionee beyond the time that he or she would normally be retired pursuant to the provisions of any present or future retirement plan of the Company or any Subsidiary or any present or future retirement policy of the Company or any Subsidiary, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Company or any Subsidiary.

10.3 References herein to any gender include all genders and to the plural includes the singular and vice versa.

10.4     Time shall be of the essence hereof.


                                    ARTICLE 11
                                 EFFECTIVE DATE

11.1 The Plan as amended and restated shall be effective on and after February 16, 2005.